UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    The annual meeting of the shareholders of American Express Company (the “Company”) was held on May 12, 2014. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-7, the percentages for and against each matter reflect all of the votes cast.

(b)

1. Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Charlene Barshefsky	775,741,224	56,381,252	1,514,912	84,412,552
Ursula M. Burns	819,104,563	13,058,166	1,474,659	84,412,552
Kenneth I. Chenault	814,408,064	15,888,763	3,340,561	84,412,552
Peter Chernin	825,945,622	6,207,177	1,484,589	84,412,552
Anne Lauvergeon	825,938,319	5,451,836	2,247,233	84,412,552
Theodore J. Leonsis	827,369,095	4,769,014	1,499,279	84,412,552
Richard C. Levin	830,601,312	1,507,352	1,528,724	84,412,552
Richard A. McGinn	825,814,536	6,312,276	1,510,576	84,412,552
Samuel J. Palmisano	829,041,802	3,047,641	1,547,945	84,412,552
Steven S Reinemund	825,211,207	6,916,681	1,509,500	84,412,552
Daniel L. Vasella	822,936,531	9,165,949	1,534,908	84,412,552
Robert D. Walter	817,735,724	14,385,096	1,516,568	84,412,552
Ronald A. Williams	826,085,145	6,054,241	1,498,002	84,412,552

All 13 of the Company’s nominees for director received over a majority of votes cast.

2. Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
912,437,617	99.55%	4,118,148	0.45%	1,494,175	-0-

3. Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
804,110,968	97.66%	19,277,478	2.34%	10,248,942	84,412,552

4. Votes on a shareholder proposal relating to annual disclosure of EEO-1 data were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
194,952,631	25.11%	581,420,640	74.89%	57,264,117	84,412,552

5. Votes on a shareholder proposal relating to report on privacy, data security and government requests were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
165,710,627	21.28%	612,863,251	78.72%	55,063,510	84,412,552

6. Votes on a shareholder proposal relating to action by written consent were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
295,158,426	35.56%	534,825,675	64.44%	3,653,287	84,412,552

7. Votes on a shareholder proposal for executives to retain significant stock were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
170,307,793	20.52%	659,472,659	79.48%	3,856,936	84,412,552

Item 8.01	Other Events

    On May 13, 2014, American Express Company issued a press release announcing an increase in the quarterly dividend on its common stock from $0.23 per share to $0.26 per share. Such press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of American Express Company, dated May 13, 2014, announcing an increase in the quarterly dividend on its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date: May 13, 2014

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of American Express Company, dated May 13, 2014, announcing an increase in the quarterly dividend on its common stock.